The James Advantage Funds

(the “Trust”)

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Micro Cap Fund

James Aggressive Allocation Fund

(collectively, the “Funds”)

Supplement dated October 7, 2022 to the

Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated November 1, 2021

The Board of Trustees of the Trust approved a change in the administrator and the distributor for the Funds.

On or around December 3, 2022, Ultimus Fund Solutions, LLC (“Ultimus”) will begin serving as the Funds’ administrator (the “Administrator”). As Administrator, Ultimus will provide certain clerical, regulatory, reporting and monitoring services for the Funds and generally assist in the operation of the Funds. Ultimus has agreed to maintain the financial accounts and records of each Fund, calculate the net asset value for each Fund, perform other accounting, tax and financial services for each Fund and provide transfer agency services to each Fund.

Also on or around December 3, 2022, Ultimus Fund Distributors, LLC, (the “Distributor”), an affiliate of Ultimus, will begin acting as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares will be sold on a continuous basis by the Distributor as agent of each Fund, although it is not obliged to sell any particular amount of shares.

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THIS SUPPLEMENT PROVIDES RELEVANT INFORMATION FOR ALL SHAREHOLDERS

AND PROSPECTIVE INVESTORS AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

The Funds’ Summary Prospectuses, Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission and are incorporated herein by reference. For a free paper or electronic copy of the Funds’ SAI, including any supplements thereto, and other information, go to www.jamesinvestment.com, call 1-800-99-JAMES (1-800-995-2637) or ask any financial intermediary who offers shares of the Funds.